UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 15, 2020

Predictive Oncology Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2915 Commers Drive, Suite 900, Eagan, Minnesota 55121
(Address of Principal Executive Offices) (Zip Code)

(651) 389-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On March 15, 2020, Predictive Oncology Inc. (the “Company”) entered into a securities purchase agreement (the Purchase Agreement”) with certain accredited investors (the “Investors”) for the sale by the Company in a private placement of up to 1,650,165 shares (the “Offering Shares”) of the Company’s common stock, $0.01 par value per share (“Common Stock”). For each Offering Share an Investor purchases, the Investor will also receive: (a) a warrant to purchase one share of Common Stock, exercisable immediately and terminating five and one-half years after the date of issuance (a “Series A Warrant”) and (b) a warrant to purchase one share of Common Stock, exercisable immediately and terminating two years after the date of issuance (a “Series B Warrant”). All such Series A Warrants and Series B Warrants issued will be exercisable at a price of $1.88 per share.

In addition, and in lieu of common shares, certain investors may purchase prefunded warrants (each, a “Prefunded Warrant”) at a purchase price of $2.1209 per Prefunded Warrant, which represents the per share offering price for the common shares, minus the $0.0001 per share exercise price of each such Prefunded Warrant. All such Prefunded Warrants, together with the Series A and Series B Warrants, are referred to collectively herein as the “Warrants”.

The closing of the offering is expected to take place on or about March 18, 2020, subject to the satisfaction of customary closing conditions.

The Company estimates that the net proceeds from the sale of the Offering Shares and Prefunded Warrants will be up to approximately $3,185,000 after deducting the placement agent fees and estimated offering expenses payable by the Company. The Company agreed to use the net proceeds from the offering for general corporate purposes and not for (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of the Foreign Corrupt Practices Act of 1977, as amended, or Office of Foreign Assets Control of the U.S. Treasury Department regulations.

In connection with the offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) one or more registration statements to register for resale the Offering Shares sold in the offering and the shares of Common Stock underlying the Warrants.

The securities issued in the offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and until so registered the securities may not be offered or sold absent registration or availability of an applicable exemption from registration.

The Company agreed that from March 13, 2020 until 90 days after the initial registration statement required by the Registration Rights Agreement is declared effective by the SEC, neither the Company nor any of its subsidiaries will issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents. Notwithstanding the foregoing, if, at any time following 30 days after the effective date of such registration statement, the last closing sale price for the Common Stock on the Nasdaq Capital Market is at least $6.30 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Purchase Agreement) for three consecutive trading days, then these issuance restrictions shall have no further force and effect.

On March 15, 2020, the Company also entered into a letter agreement (the “Placement Agreement”) with H.C. Wainwright & Co, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as placement agent for the offering. The Company has agreed to pay the Placement Agent an aggregate fee equal to 7.5% of the aggregate gross proceeds received by the Company in the offering. The Company will also issue the Placement Agent warrants to purchase shares of Common Stock equal to 7.5% of the number of the shares issuable in the offering, pay the Placement Agent a management fee equal to 1% of the aggregate gross aggregate gross proceeds received by the Company in the offering, and reimburse the Placement Agent for $25,000 in non-accountable expenses and up to $40,000 in legal and other out-of-pocket expenses.

The Purchase Agreement and the Placement Agreement contain customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Investors, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement and the Placement Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the material terms of the Placement Agreement, Purchase Agreement, Warrants and Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Placement Agent Agreement, Purchase Agreement, Warrants and Registration Rights Agreement, copies of which are filed as Exhibits 1.1, 10.1, 4.1, 4.2, 4.3 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

A press release announcing the offering is attached hereto as Exhibit 99.1.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the offering described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, the Company will sell and issue the Offering Shares and Warrants to “accredited investors,” as that term is defined in the Securities Act, in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Investors represented that they are acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the securities have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

1.1	Amended and Restated Letter Agreement dated March 15, 2020 by and between the Company and H.C. Wainwright & Co., LLC
4.1	Form of Series A Warrant
4.2	Form of Series B Warrant
4.3	Form of Prefunded Warrant
10.1	Securities Purchase Agreement by and among the Company and the Investors dated March 15, 2020
10.2	Registration Rights Agreement by and among the Company and the Investors dated March 15, 2020
99.1	Press Release dated March 16, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Predictive Oncology Inc.

Date: March 16, 2020	By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer